EXHIBIT 32.1

Certificate of the
Chief Executive Officer of
HERMAN MILLER, INC.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.1350):

I, Brian C. Walker, Chief Executive Officer of Herman Miller, Inc., certify that to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

(1)	The quarterly report on Form 10-Q for the quarterly period ended September 3, 2005, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

(2)	The information contained in this quarterly report on Form 10-Q for the quarterly period ended September 3, 2005, fairly represents, in all material respects, the financial condition and results of operations of Herman Miller, Inc.

Date: October 10, 2005	HERMAN MILLER, INC. By: /s/ Brian C. Walker —————————————— Brian C. Walker Its: Chief Executive Officer

The signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Herman Miller, Inc. and will be retained by Herman Miller, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

Certificate of the
Chief Financial Officer of
HERMAN MILLER, INC.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.1350):

I, Elizabeth A. Nickels, Chief Financial Officer of Herman Miller, Inc., certify that to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

(1)	The quarterly report on Form 10-Q for the quarterly period ended September 3, 2005, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

(2)	The information contained in this quarterly report on Form 10-Q for the quarterly period ended September 3, 2005, fairly represents, in all material respects, the financial condition and results of operations of Herman Miller, Inc.

Date: October 10, 2005	HERMAN MILLER, INC. By: /s/ Elizabeth A. Nickels —————————————— Elizabeth A. Nickels Its: Chief Financial Officer

The signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Herman Miller, Inc. and will be retained by Herman Miller, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.